EXHIBIT 99.1

                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                              December 31, 2001
                            Fourth Quarter Report

                             [LOGO]   CITIZENS
                                      SAVINGS BANK
                                      AND TRUST COMPANY

                             [LOGO]   UNION BANK

                          Wholly Owned Subsidiaries

                                                           January 17, 2002

Dear Shareholder:

It is safe to say that one of our most challenging years in the past 25 has just ended. An already deteriorating national economy was pushed further into recession by the events of September 11. Interest rates dropped to a 40-year low as actions by the Federal Reserve reduced the Discount and overnight Federal Funds rates to their current 1.25% and 1.75%, respectively.

These rate reductions set in place a massive movement by home and business owners to "refinance" their loans, creating loan volume levels never before seen. Banking, for the most part, is a business of working the spread between interest charged on loans or earned on investments and interest paid to depositors or for borrowings. The Prime Rate decreased 50% during the year, from 9.5% to 4.75%, compressing our net interest margin.

Due in part to the rate environment, we were able to generate an increase in our loan portfolio of $26.2 million (11.7%) and $27.0 million (10.4%) in deposits. Growth in both areas helped offset the reduction in interest rates. We believe those rates have now become more stabilized and look for continued growth in both assets and earnings for 2002 and beyond.

Other highlights of 2001 included Citizens' opening of its successful loan production office in Littleton, NH, Union's addition of its 18th ATM in Taft Corners, Williston, groundbreaking for its new, full-service branch in Fairfax, and the purchase of the Green Mountain Block in Morrisville for additional office space and future expansion. Once again, success with our BUILD loan program for residential and small business construction loans ended the year with over $11 million outstanding.

Looking ahead in 2002 we anticipate minimal change in the interest rate environment and continued growth in both construction and conventional residential loans. Commercial lending, which saw a substantial increase last year, also appears to be an area of continued growth. Union's Fairfax office is scheduled to open in April in a market we feel is underserved. Expanded Internet banking and cash management products, an upgrade of our internal data network, and installation of a new phone system are all scheduled for this winter and spring.

It is a fitting time to mention once again the importance our staff plays in making Union Bankshares a "community bank." The dedication of these people to hard work and quality service, coupled with the loyalty of our ever-growing customer base and solid support from our shareholders, will continue to foster our growth in the future.

Audited financial statements for 2001, proxy statement, and information on the annual meeting scheduled for May 15th will follow in about 3 months.

Enclosed is a dividend check or advice of deposit representing a dividend of $.28 per share to shareholders of record January 14, 2002.

Sincerely,

/s/ W. Arlen Smith                     /s/ Kenneth D. Gibbons
-----------------------------          ------------------------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President & CEO

                           SHAREHOLDER ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                    Corporate Name:    Union Bankshares, Inc.
                    Transfer Agent:    Union Bank
                                       P.O. Box 667
                                       Morrisville, VT
                                       05661-0667

                             Phone:    802-888-6600
                               Fax:    802-888-4921
                             Email:    ubexec@unionbankvt.com
                  Internet Banking:    www.unionbankvt.com
                                       www.csbtc.com
                     American Stock
                    Exchange Ticker
                            Symbol:    UNB


Consolidated Balance Sheets (unaudited)
--------------------------------------------------------------------------------
                                          December 31, 2001    December 31, 2000

ASSETS
Cash and Due from Banks                     $ 13,925,604         $ 10,353,570
Federal Funds Sold                             7,522,886            1,070,000
Interest Bearing Deposits                      4,807,737            1,721,408
U.S. Government Securities                    15,628,338           30,073,487
State and Municipal Securities                 5,900,430            4,797,196
Corporate Securities                          29,147,363           22,787,804
Loans, net                                   251,023,834          224,795,600
  Less: Reserve for Loan Losses               (2,800,963)          (2,862,707)
Bank Building and Equipment, net               4,156,095            3,964,314
Other Real Estate Owned                        1,296,192              116,293
Other Assets                                   5,929,561            6,577,444
                                            ---------------------------------

      Total Assets                          $336,537,077         $303,394,409
                                            =================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                             $ 39,479,568         $ 33,546,985
Savings and Time Deposits                    246,240,515          225,189,595
Borrowings                                    10,344,441            6,381,778
Other Liabilities                              3,257,432            3,118,996
Common Stock                                   6,536,378            6,527,378
Paid in Capital                                  277,253              239,903
Retained Earnings                             31,629,006           30,010,683
Accumulated Other Comprehensive Income           494,415              (28,458)
Treasury Stock at Cost                        (1,721,931)          (1,592,451)
                                            ---------------------------------

      Total Liabilities and
       Shareholders' Equity                 $336,537,077         $303,394,409
                                            =================================

Standby Letters of Credit were $693,000 and $789,000 at December 31, 2001 and 2000 respectively.


Consolidated Statements of Income (unaudited)
-----------------------------------------------------------------------------------------
                                    12/31/01      12/31/00      12/31/01       12/31/00
                                       (3 months ended)             (12 months ended)

Interest Income                    $5.942,001    $6,296,070    $24,148,323    $24,126,325
Interest Expense                    2,245,091     2,639,509      9,564,442      9,877,357
                                   ------------------------------------------------------

  Net Interest Income               3,696,910     3,656,561     14,583,881     14,248,968
Less: Provision for Loan Losses       121,250        62,500        320,000        250,000
                                   ------------------------------------------------------

  Net Interest Income after
   Loan Loss Provision              3,575,660     3,594,061     14,263,881     13,998,968

Trust Income                           42,262        70,253        246,609        181,611
Other Income                          825,943       594,597      2,777,136      2,387,649
Other Operating Expenses:
  Salaries                          1,226,354     1,062,795      4,736,353      4,493,992
  Employee Benefits                   445,320       254,891      1,452,294      1,122,965
  Occupancy                           141,629       137,565        628,326        560,477
  Equipment                           218,083       229,400        849,285        993,943
  Other                               718,614       718,824      2,805,345      2,772,299
                                   ------------------------------------------------------

  Total                             2,750,000     2,403,475     10,471,603      9,943,676
                                   ------------------------------------------------------

Net Income before Tax               1,693,865     1,855,436      6,816,023      6,624,552
Income Tax Expense                    496,609       548,766      1,984,005      1,825,010
                                   ------------------------------------------------------

  Net Income                       $1,197,256    $1,306,670    $ 4,832,018    $ 4,799,542
                                   ======================================================

  Earnings per Share               $     0.39    $     0.43    $      1.59    $      1.58
  Book Value Per Share                                         $     12.29    $     11.60

                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                     Chairman
Cynthia D. Borck                                             Vice-President
Kenneth D. Gibbons                                                President
Marsha A. Mongeon                                  Vice President/Treasurer
Robert P. Rollins                                                 Secretary
Jerry S. Rowe                                                Vice President
JoAnn A. Tallman                                        Assistant Secretary

                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Karen C. Gammell                                        Assistant Treasurer
Tracey D. Holbrook                                           Vice President
Susan O. Laferriere                                          Vice President
Dennis J. Lamothe                                                 Treasurer
Mildred R. Nelson                                  Assistant Vice President
Barbara A. Olden                                   Assistant Vice President
Deborah J. Partlow                                            Trust Officer
Jerry S. Rowe                                                     President
Wendy L. Somers                                               Trust Officer
David A. Weed                                                Vice President

                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                                John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                   Assistant Vice President
Rhonda L. Bennett                                            Vice President
Cynthia D. Borck                                      Senior Vice President
Shawn M. Davis                                      Commercial Loan Officer
Fern C. Farmer                                     Assistant Vice President
Patsy S. French                                    Assistant Vice President
Kenneth D. Gibbons                                                President
Lorraine M. Gordon                                 Assistant Vice President
Claire A. Hindes                                   Assistant Vice President
Patricia N. Hogan                                            Vice President
Peter R. Jones                                               Vice President
Margaret S. Lambert                                Assistant Vice President
Susan F. Lassiter                                  Assistant Vice President
Phillip L. Martin                                  Assistant Vice President
Christopher M. McSherry                                      Branch Manager
Marsha A. Mongeon                           Senior Vice President/Treasurer
Freda T. Moody                                     Assistant Vice President
Colleen D. Putvain                                      Assistant Treasurer
Donna M. Russo                                               Vice President
Ruth P. Schwartz                                             Vice President
David S. Silverman                                    Senior Vice President
JoAnn A. Tallman                                        Assistant Secretary
Francis E. Welch                                   Assistant Vice President
Craig S. Wiltshire                                           Vice President

                             UNION BANK OFFICERS

      Morrisville                                       Jeffersonville
 20 Lower Main Street*                                  80 Main Street*
    (802) 888-6600                                      (802) 644-6600

   Northgate Plaza*                                        Hyde Park
      Route 100                                         250 Main Street
    (802) 888-6860                                      (802) 888-6880

        Stowe                                           Remote ATM's at:
   Stowe Village*                                 Smugglers' Notch Resort (2)
Park and Pond Streets                                Johnson State College
    (802) 253-6600                                      Copley Hospital
                                                     Cold Hollow Cider Mill
  1857 Mountain Road                                   Trapp Family Lodge
      Route 108                                    Stowe Mountain Resort (3)
    (802) 253-6642                                Big John's Riverside Store
                                                    Taft Corners, Williston
       Hardwick                                          Ben & Jerry's
   103 VT Route 15*
    (802) 472-8100                                    Express Telebanking
                                                        (802) 888-6448
       Johnson                                          (800) 583-2869
198 Lower Main Street*
    (802) 635-6600

                             www.unionbankvt.com

*    ATM's at these branches

                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

    St. Johnsbury                                        Remote ATM's at:
 364 Railroad Street*                                  East Burke, Route 114
    (802) 748-3131                                       Danville, Route 2
                                                      Burke Mountain Ski Area
  325 Portland Street
    (802) 748-3121                                    Loan Production Office
                                                          241 Main Street
      Lyndonville                                         Littleton, NH
   183 Depot Street*                                      (603) 444-7136
    (802) 626-3100
                                                       Express Phone Banking
 St. Johnsbury Center                                     (802) 748-0815
 Green Mountain Mall*                                     (800) 748-1018
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*    ATM's at these branches